Exhibit 99.(3)(a)

Jefferson National Life Insurance Company of New York ("Jefferson National")
Regular Delivery: P.O. Box 36750, Louisville, 40233
Overnight: 10350 Ormsby Park Place, Louisville, KY 40223
P:866.667.0561 F: 866.667.0563

Jefferson National

MONUMENT ADVISOR NY, AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED SEPARATE ACCOUNT ANNUITY APPLICATION

Owner is *(check one)*:
☐ Individual/Joint ☐ Trust* ☐ CRT* ☐ Corporation* ☐ Other ____________ ☐ Inherited Beneficiary Account
*Original Owner Date of Death*___________

*Non-natural account owners must accompany application with additional form: JNL-6000 Due Diligence Supplement.

1A. OWNER			1B. JOINT OWNER *(if applicable)*		
Name *(first, mi, last)*			Name *(first, mi, last)*		
Street Address			Street Address		
Street Address Continued			Street Address Continued		
City	State	Zip	City	State	Zip
SS#/Tax ID #		Phone	SS#/Tax ID #		Phone
Birth Date or Date of Formation *(mmddyy)* ____________		☐ Male ☐ Female	Birth Date or Date of Formation *(mmddyy)* ____________		☐ Male ☐ Female
Email Address (Required)			Email Address		
Employment Status		Address of Employer	Employment Status		Address of Employer
Is Owner an Associated Person of a Member, Broker, or Dealer? ☐ Yes ☐ No			Is Owner an Associated Person of a Member, Broker, or Dealer? ☐ Yes ☐ No		
Investment Objective			Investment Objective		

HOUSEHOLD FINANCIAL BACKGROUND
Please tell us your best estimate as to:

Note: Only fill out Joint Owner section if household is separate.

ANNUAL INCOME[1] (from all sources)	NET WORTH[2] (excluding your residence)	ANNUAL INCOME[1] (from all sources)	NET WORTH[2] (excluding your residence)
☐ $25,000 and under	☐ $25,000 and under	☐ $25,000 and under	☐ $25,000 and under
☐ $25,000-50,000	☐ $25,001-50,000	☐ $25,001-50,000	☐ $25,001-50,000
☐ $50,001-100,000	☐ $50,001-100,000	☐ $50,001-100,000	☐ $50,001-100,000
☐ $100,001-250,000	☐ $100,001-250,000	☐ $100,001-250,000	☐ $100,001-250,000
☐ $250,001-500,000	☐ $250,001-500,000	☐ $250,001-500,000	☐ $250,001-500,000
☐ Over $500,000	☐ Over $500,000	☐ Over $500,000	☐ Over $500,000

1 Annual income includes income from sources such as employment, alimony, social security, investment income, etc.
2 Net worth is the value of your assets minus your liabilities. For purposes of this application, assets include stocks, bonds, mutual funds, other securities, bank accounts, and other personal property. Do not include your primary residence among your assets. For liabilities, include any outstanding loans, credit card balances, taxes, etc. Do not include your mortgage.

JNL NY-6005-1 Page 1 of 6

Jefferson National Life Insurance Company of New York ("Jefferson National")
Regular Delivery: P.O. Box 36750, Louisville, 40233
Overnight: 10350 Ormsby Park Place, Louisville, KY 40223
P:866.667.0561 F: 866.667.0563

Jefferson National

2A. ANNUITANT (must be a living person) ☐ Same as Owner			**2B. JOINT ANNUITANT (if applicable)** ☐ N/A ☐ Same as Joint Owner		
Name *(first, mi, last)*			Name *(first, mi, last)*		
Street Address			Street Address		
Street Address Continued			Street Address Continued		
City	State	Zip	City	State	Zip
SS#/Tax ID #		Phone	SS#/Tax ID #		Phone
Birth Date *(mmddyy)*		☐ Male ☐ Female	Birth Date *(mmddyy)*		☐ Male ☐ Female

3A. PRIMARY BENEFICIARIES (if blank, we will default to the owner's estate) **Note: Total must equal 100%**			**3B. CONTINGENT BENEFICIARIES (if blank, we will default to the owner's estate)** **Note: Total must equal 100%**		
Name #1 *(first, mi, last)*		Relationship	Name #1 *(first, mi, last)*		Relationship
Street Address			Street Address		
Street Address Continued		Phone	Street Address Continued		Phone
City	State	Zip	City	State	Zip
SS#/Tax ID#	Birth Date *(mmddyy)*	Percentage %	SS#/Tax ID#	Birth Date *(mmddyy)*	Percentage %
Name #2 *(first, mi, last)*		Relationship	Name #2 *(first, mi, last)*		Relationship
Street Address			Street Address		
Street Address Continued		Phone	Street Address Continued		Phone
City	State	Zip	City	State	Zip
SS#/Tax ID#	Birth Date *(mmddyy)*	Percentage %	SS#/Tax ID#	Birth Date *(mmddyy)*	Percentage %
☐ Check here to include additional beneficiaries on separate page.			☐ Check here to include additional beneficiaries on separate page.		

JNL NY-6005-1

Page 2 of 6

Jefferson National Life Insurance Company of New York (“Jefferson National”) Regular Delivery: P.O. Box 36750, Louisville, 40233 Overnight: 10350 Ormsby Park Place, Louisville, KY 40223 P:866.667.0561 F: 866.667.0563 JNL NY-6005-1 Page 3 of 6 4. ELECTRONIC ACCESS The e-mail address provided will only be used for communication related to my Account with Jefferson National and shall not be used for any other purposes. Except as permitted by law, Jefferson National does not transfer customer data to unaffiliated third parties. As Owner, I elect to receive electronic versions of all documents pertaining to my Account. OR As Owner, I elect to receive electronic versions of all documents pertaining to my Account, except for the following: Financial Transactions Non-Financial Transactions Statements Product Prospectuses/Supplements Investment Portfolios Prospectuses/Supplements Original Policy As Owner, I reject accessing information relating to my Account electronically. 5A. PLAN TYPE 5B. ESTIMATED AMOUNT Non-Qualified: Qualified: IRA Roth IRA SEP/IRA Simple IRA IRA Contribution for Tax Year 20_____ ERISA Other ________________________ $_______________ ($25,000 MINIMUM) 5C. PURCHASE METHOD Enclosed Check (Payable to: Jefferson National Life Insurance Company of New York) EFT Bank Routing/ABA # ________________________________________ Dollar Amount $ _____________ Account # ____________________________________ Checking Savings *Please provide a voided check Wire (U.S. Financial Institutions Only): Please call 866.667.0561 for wiring instructions. Dollar Amount $ _____________ The options below require Form VA121: Authorization to Transfer Funds, and state replacement forms if applicable. 1035 Exchange Transfer Rollover Brokerage Account, Mutual Fund, CD, etc.

Jefferson National Life Insurance Company of New York (“Jefferson National”) Regular Delivery: P.O. Box 36750, Louisville, 40233 Overnight: 10350 Ormsby Park Place, Louisville, KY 40223 P:866.667.0561 F: 866.667.0563 JNL NY-6005-1 Page 4 of 6 6. INVESTMENT OPTIONS: Until your account is funded, a Money Market Option or Asset Allocation Model listed below must be selected. Once your account is funded, you may choose from available investment options. Go to www.jeffnat.com or see the Investment Option Guide (Form VA130) for a list of available options. Money Market 100% Invesco Money Market; or 100% ProFunds Money Market Asset Allocation Models Additional fees apply that may involve taxable distributions to you. Please contact us, or your Investment Advisor, for pricing. An Investment Advisor, Broker, or Registered Representative must be advising your Account in order to elect an Asset Allocation Model You will be required to consent to receive all investment portfolio documents electronically (see section 4). After investing in the Asset Allocation Model Program, you must remain in one or more Asset Allocation Models for at least 30 days. For Non-Qualified contracts, Asset Allocation Models are not available within 180 days of a Partial 1035 Exchange. Allocation Model Name ______% JNF Conservative ______% JNF Conservative ______% JNF Growth ______% JNF Moderate ______% JNF Moderate Growth ______% Braver Tactical Balanced ______% Braver Tactical Opportunity ______% Braver Tactical Sector Rotation ______% CMG Managed High Yield Bond Program ______% CMG Opportunistic All Asset Strategy ______% CMG Scotia Partners Growth Plus Program ______% CMG System Research Treasury Bond Program ______% PMC Aggressive Portfolio ______% PMC Capital Preservation Portfolio ______% PMC Conservative Growth Portfolio ______% PMC Conservative Portfolio ______% PMC Growth Portfolio ______% PMC Moderate Growth Portfolio ______% PMC Moderate Portfolio ______% PMC Paradigm Aggressive ______% PMC Paradigm Capital Preservation ______% PMC Paradigm Conservative ______% PMC Paradigm Conservative Growth ______% PMC Paradigm Growth ______% PMC Paradigm Moderate ______% PMC Paradigm Moderate Growth ______% Total (must equal 100%) Funds See Appendix A: Investment Options Form VA130 for Fund Selection.

Jefferson National Life Insurance Company of New York (“Jefferson National”) Regular Delivery: P.O. Box 36750, Louisville, 40233 Overnight: 10350 Ormsby Park Place, Louisville, KY 40223 P:866.667.0561 F: 866.667.0563 JNL NY-6005-1 Page 5 of 6 7. OWNER STATEMENT All statements made on all pages of this application are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I further verify my understanding that all payments and values provided by the account, when based on the investment experience of the variable account, are variable and are not guaranteed as to dollar amount. I acknowledge receipt of a current prospectus. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application. Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? Yes No Is the proposed contract intended to replace any existing annuity or insurance contract? Yes* No *If yes, Replacement requirements must be followed. (All transfers and/or exchanges are considered replacements.) Has a replacement occurred in the past 60 months? Yes No By signing below, I authorize my Registered Representative (if any) to make trades on my behalf. Signature of Primary Owner/Trustee: Signature of Joint Owner/Co-Trustee: Date: Date: Additional Signature as Necessary: Additional Signature as Necessary: Date: Date:

Jefferson National Life Insurance Company of New York (“Jefferson National”) Regular Delivery: P.O. Box 36750, Louisville, 40233 Overnight: 10350 Ormsby Park Place, Louisville, KY 40223 P:866.667.0561 F: 866.667.0563 JNL NY-6005-1 Page 6 of 6 8A. BROKER/AGENT Name of Registered Representative: Jefferson National Advisor ID: (if known) Broker Dealer Name: Advisory Firm Name: Jefferson National Firm ID: (if known) Address: Phone: Fax: E-Mail: (required) Tax ID # / SS #: Check here to include additional Registered Representatives on a separate page. 8B. REGISTERED REPRESENTATIVE REPLACEMENT QUESTIONS (to be answered by Registered Representatives) Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? Yes No Do you, as advisor/agent, have reason to believe the product applied for will replace existing annuities or life insurance? Yes No Registered Representative Signature: Date: 9. PRINCIPAL APPROVAL (if applicable) Jefferson National Securities Corporation Principal Signature: Date: SPECIAL REMARKS FOR HOME OFFICE USE

Jefferson National

APPENDIX A: INVESTMENT OPTIONS

*Allocation instructions should be listed in % format and **must** total 100%.

ASSET ALLOCATION FUNDS:

______ Ibbotson Agr Growth ETF Allocation
______ Ibbotson Balanced ETF Allocation
______ Ibbotson Conservat. ETF Allocation
______ Ibbotson Growth ETF Allocation
______ Ibbotson Incm&Grth ETF Allocation
______ Putnam Absolute Return 500
______ TOPS Conservative ETF (Class 2)
______ TOPS Managed Risk Balanced ETF (Class 2)
______ TOPS Managed Risk Growth ETF (Class 2)
______ TOPS Managed Risk Moderate Growth ETF (Class 2)

ALLOCATION:

<u>Aggressive Allocation</u>

______ SEI Market Plus Strategy
______ TOPS Growth ETF (Class 1)
______ TOPS Managed Risk Growth ETF (Class 1)
______ Timothy Plan Strategic Growth

<u>Conservative Allocation</u>

______ Federated Managed Volatility II
______ Franklin Income
______ SEI Conservative Strategy
______ SEI Defensive Strategy
______ TOPS Balanced ETF (Class 1)
______ TOPS Conservative ETF (Class 1)
______ TOPS Managed Risk Balanced ETF (Class 1)
______ Timothy Plan Conservative Growth

<u>Flexible Allocation</u>

______ Fidelity VIP Target Volatility
______ Legg Mason Dynamic Multi-Strategy
______ SEI Balanced Strategy
______ SEI Market Growth Strategy

<u>Global Allocation</u>

______ BlackRock Global Allocation
______ Innealta Country Rotation
______ Invesco Balanced-Risk Allocation
______ Ivy Funds Asset Strategy
______ Lazard Retirement Global Dynamic Multi Asset
______ PIMCO All Asset
______ PIMCO Global Diversified Allocation

<u>Global Flexible Allocation</u>

______ AllianceBern. Dynamic Asset Alloc
______ Goldman Sachs Global Mkts Navigator
______ PIMCO All Asset All Authority
______ PIMCO Global Multi-Asset

<u>Moderate Allocation</u>

______ 7Twelve Balanced Portfolio
______ American Century Balanced
______ American Funds Asset Allocation
______ American Funds Mgd Risk Ast Alloc
______ Calvert SRI Balanced
______ DFA Global Moderate Allocation
______ Federated Managed Tail Risk II
______ Fidelity Balanced
______ Innealta Sector Rotation
______ Invesco Equity and Income
______ Ivy Funds Balanced
______ JNF Chicago Equity Partners Balanced
______ Janus Aspen Balanced
______ SEI Moderate Strategy
______ TOPS Managed Risk Moderate Growth ETF (Class 1)
______ TOPS Moderate Growth ETF (Class 1)
______ Vanguard Balanced

ALTERNATIVE:

<u>Long/Short Equity</u>

______ The Merger Fund VL

<u>Managed Futures</u>

______ Direxion Indexed Mgd Fut Strategy
______ Guggenheim VT Global Managed Futures Strategy
______ Mariner Managed Futures Strategy

<u>Multi-Alternative</u>

______ Goldman Sachs Multi-Strategy Alts
______ Guggenheim Multi-Hedge Strategies
______ Guggenheim VT Macro Opportunities
______ Oppenheimer Diversified Alts
______ Van Eck Multi-Manager Alternatives

COMMODITIES:

<u>Commodities Broad Basket</u>

______ Credit Suisse Commodity Ret Strat
______ PIMCO CommodityRealReturn Strategy

<u>Specialty-Gold</u>

______ Gold Bullion Strategy
______ Van Eck VIP Global Gold

EQUITY:

<u>Diversified Emerging Mkts</u>

______ Lazard Retirement Emerg. Mkts Equity
______ Pioneer Emerging Markets
______ Van Eck Emerging Markets

<u>Domestic Energy</u>

______ Ivy Funds Energy

<u>Domestic Real Estate</u>

______ Fidelity Real Estate
______ Vanguard REIT Index
______ Virtus Real Estate Securities

<u>Energy</u>

______ ALPS - Alerian Energy Infrastructure
______ Tortoise MLP & Pipeline Fund

VA130 Page 1 of 5

Foreign Giant American Funds International American Funds Managed Risk Int'l Virtus International Foreign Large Core Fidelity Overseas Guggenheim World Equity Income-Series D Janus Aspen Overseas Lazard Retirement Int'l Equity Nationwide International Index Vanguard International Foreign Large Growth AllianceBern. International Growth American Century International Fidelity Intl Capital Appreciation Invesco International Growth Oppenheimer International Growth Foreign Large Value AllianceBern. International Value DFA International Value Dreyfus International Value Foreign Small/Mid Core Lord Abbett International Opportunities Foreign Small/Mid Value DFA International Small First Eagle Overseas Var Fund Giant Core American Funds Blue Chip Inc&Gwth American Funds Mgd Risk BChp Inc&G Giant Growth ClearBridge Var Large Cap Growth Giant Value American Century Large Company Value Eaton Vance Large-Cap Value Invesco Comstock Pioneer Disciplined Value Vanguard Equity Income Health Care Invesco Global Health Care T. Rowe Price Health Sciences Large Core American Funds Growth-Income Dreyfus Socially Responsible Growth Fidelity Growth & Income Invesco Core Equity Lord Abbett Classic Stock Oppenheimer Main Street Probabilities Fund TOPS Aggressive Growth ETF (Class 1) Vice Fund Large Core Growth Alger Large Cap Growth American Funds Growth American Funds Managed Risk Growth Guggenheim StylePlus LrgCap Cnctrd Growth-Series Y Janus Aspen Janus Fund Large Core Value ClearBridge Var Equity Income Builder Fidelity Value Franklin Mutual Shares Invesco Growth and Income Large Deep Value American Century Income & Growth American Century Value BlackRock Equity Dividend BlackRock Large Cap Value Columbia - Select Large-Cap Value DFA US Large Value Fidelity Equity-Income Invesco Diversified Dividend Invesco Value Opportunities Ivy Funds Value Pioneer Equity Income Putnam Equity Income T. Rowe Price Equity Income Vanguard Diversified Value Large High Growth American Century Ultra BlackRock Capital Appreciation Fidelity Growth Fidelity Growth Opportunities Janus Aspen Forty T. Rowe Price Blue Chip Growth Vanguard Growth Large Relative Value BlackRock Large Cap Core ClearBridge Var All Cap Value Lazard Retirement US Strategic Equity Lord Abbett Calibrated Dividend Growth Lord Abbett Growth and Income Neuberger Berman Large Cap Value Pioneer Fund Vanguard Total Stock Market Index Virtus Premium AlphaSector Large Valuation-Sensitive Growth Alger Capital Appreciation VA130 Page 2 of 5

American Funds Mgd Risk Gwth-Inc BlackRock Large Cap Growth ClearBridge Var Aggressive Growth Fidelity Contrafund Guggenheim Long Short Equity Neuberger Berman Soc. Responsive Putnam Voyager Vanguard Capital Growth Materials Ivy Funds Global Natural Resources Van Eck Global Hard Assets Micro Cap Royce Micro-Cap Mid Core Invesco Mid Cap Core Equity Nationwide Mid Cap Index Mid Core Growth Alger Mid Cap Growth Federated Kaufmann II Guggenheim StylePlus Mid Cap Growth Stgy-Series J Ivy Funds Mid Cap Growth Janus Aspen Enterprise Wells Fargo Adv Discovery Mid Core Value Janus Aspen Perkins Mid Cap Value Mid Deep Value American Century Mid Cap Value Neuberger Berman Mid Cap Intrinsic Value Pioneer Mid Cap Value Mid High Growth Neuberger Berman Mid-Cap Growth Mid Relative Value JNF Chicago Equity Partners Equity Vanguard Mid-Cap Index Mid Valuation-Sensitive Growth Fidelity Mid Cap Wells Fargo Adv Opportunity S&P 500 Tracking Dreyfus Stock Index Nationwide S&P 500 Index Vanguard Equity Index SMID Value AllianceBern. Small/Mid Cap Value Small Core Dreyfus Small Cap Stock Index Lazard Retirement US Small-Mid Cap Equity Nationwide Small Cap Index Small Core Growth Vanguard Small Company Growth Small Deep Value DFA US Targeted Value Small High Growth ClearBridge Var Small Cap Growth Neuberger Berman Small-Cap Growth Small Relative Value Columbia - Select Smaller-Cap Value Fidelity Disciplined Small Cap Guggenheim Small Cap Value-Series Q Royce Small-Cap Wells Fargo Adv Small Cap Value Technology Columbia - Seligman Global Technology Invesco Technology Ivy Funds Science and Technology Janus Aspen Global Technology World Allocation JNF SSgA Retirement Income Portfolio World Large Core Janus Aspen Global Research Oppenheimer Global World Large Growth AllianceBern. Global Thematic Growth World Large Value Third Avenue Value World Real Estate Franklin Global Real Estate Invesco Global Real Estate FIXED INCOME: Bank Loan Eaton Vance Floating-Rate Income Guggenheim VT Floating Rate Emerging Markets Bond PIMCO Emerging Markets Bond Foreign Bond Templeton Global Bond High Yield Bond American Funds High-Income Bond BlackRock High Yield Federated High Income Bond II Fidelity High Income Franklin High Income Guggenheim High Yield-Series P Invesco High Yield Ivy Funds High Income PIMCO High Yield Pioneer High Yield VA130 Page 3 of 5

Power Income Putnam High Yield Vanguard High Yield Bond Western Asset Var Global High Yield Bond Inflation-Protected Bond American Century Inflation Protection PIMCO Real Return Intermediate Government Invesco Government Securities Putnam American Government Income Intermediate-Term Bond American Funds Bond Fidelity Investment Grade Bond Guggenheim U.S. Total Return Bond-Series E Ivy Funds Bond Janus Aspen Flexible Bond Nationwide Bond Index Oppenheimer Core Bond PIMCO Total Return Pioneer Bond Fund Putnam Income Vanguard Total Bond Market Index Long Government (>6) BlackRock U.S Government Bond PIMCO Long-Term U.S. Government Long-Term Bond BlackRock Total Return Mortgage-Backed American Funds Mortgage Franklin U.S. Government Securities Multisector Bond Fidelity Strategic Income Franklin Strategic Income Lord Abbett Bond Debenture Oppenheimer Global Strategic Income PIMCO Unconstrained Bond Pioneer Strategic Income Putnam Diversified Income Virtus Multi-Sector Fixed Income Nontraditional Bond LeggMason BW Abs Ret Opportunties Short-Term Bond Ivy Funds Limited Term Bond Neuberger Berman Short Duration Bond PIMCO Low Duration T. Rowe Price Limited-Term Bond Vanguard Short-Term Investment Grade Ultrashort Bond DFA Short-Term Fixed PIMCO Short-Term World Bond American Funds Global Bond DFA Global Bond Ivy Funds Global Bond PIMCO Foreign Bond (US Dollar Hedged) PIMCO Foreign Bond - Unhedged PIMCO Global Advantage Strategy Bond PIMCO Global Bond - Unhedged Van Eck Unconstrained Emerging Markets Bond MONEY MARKET: Money Market Tax-Free ProFunds Money Market Money Market Taxable Invesco Money Market ACTIVELY TRADED FUNDS: Access High Yield Direxion Dynamic HY Bond Guggenheim CLS AdvisorOne Amerigo Guggenheim CLS AdvisorOne Clermont Guggenheim CLS AdvisorOne Select Allocation ProFunds Asia 30 ProFunds Banks ProFunds Basic Materials ProFunds Bear ProFunds Biotechnology ProFunds Bull ProFunds Consumer Goods ProFunds Consumer Services ProFunds Emerging Markets ProFunds Europe 30 ProFunds Falling US Dollar ProFunds Financials ProFunds Health Care ProFunds Industrials ProFunds International ProFunds Internet ProFunds Japan ProFunds Large-Cap Growth ProFunds Large-Cap Value ProFunds Mid-Cap ProFunds Mid-Cap Growth ProFunds Mid-Cap Value ProFunds NASDAQ-100 ProFunds Oil and Gas ProFunds Pharmaceuticals ProFunds Precious Metals VA130 Page 4 of 5

ProFunds Real Estate ProFunds Rising Rates Opportunity ProFunds Semiconductor ProFunds Short Emerging Markets ProFunds Short International ProFunds Short Mid-Cap ProFunds Short NASDAQ-100 ProFunds Short Small-Cap ProFunds Small Cap ProFunds Small-Cap Growth ProFunds Small-Cap Value ProFunds Technology ProFunds Telecommunications ProFunds U.S. Government Plus ProFunds UltraBull ProFunds UltraMid-Cap ProFunds UltraNASDAQ-100 ProFunds UltraShort NASDAQ-100 ProFunds UltraSmall-Cap ProFunds Utilities Rydex Banking Rydex Basic Materials Rydex Biotechnology Rydex Commodities Strategy Rydex Consumer Products Rydex Dow 2X Strategy Rydex Electronics Rydex Energy Rydex Energy Services Rydex Europe 1.25X Strategy Rydex Financial Services Rydex Gov't Long Bond 1.2X Strategy Rydex Health Care Rydex Internet Rydex Inverse Dow 2X Strategy Rydex Inverse Gov Long Bond Strategy Rydex Inverse Mid-Cap Strategy Rydex Inverse NASDAQ-100 Strategy Rydex Inverse Russell 2000 Strategy Rydex Inverse S&P 500 Strategy Rydex Japan 2x Strategy Rydex Leisure Rydex Mid Cap 1.5X Strategy Rydex NASDAQ-100 2x Strategy Rydex NASDAQ-100 Strategy Rydex Nova Rydex Precious Metals Rydex Real Estate Rydex Retailing Rydex Russell 2000 1.5X Strategy Rydex Russell 2000 2X Strategy Rydex S&P 500 2X Strategy Rydex S&P 500 Pure Growth Rydex S&P 500 Pure Value Rydex S&P MidCap 400 Pure Growth Rydex S&P MidCap 400 Pure Value Rydex S&P SmallCap 600 Pure Growth Rydex S&P SmallCap 600 Pure Value Rydex Strength Dollar 2x Strategy Rydex Technology Rydex Telecommunications Rydex Transportation Rydex Utilities Rydex Weakening Dollar 2X Strategy VA130 Page 5 of 5